Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.0
Total Fee Amount	18,248.34
Total Transaction Valuation	132,138,607.93
Total Offset Amount	11,261.57
Net Fee	$ 6,986.77